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                                                                 EXHIBIT 10.20


                         REGISTRATION RIGHTS AGREEMENT

        This REGISTRATION RIGHTS AGREEMENT dated as of October 29, 1996, is by and between NextWave Telecom Inc., a Delaware corporation (the "COMPANY") and Hughes Network Systems, Inc. ("HUGHES").

        THE COMPANY AND HUGHES COVENANT AND AGREE AS FOLLOWS:

        1.      Definitions.  For purposes of this Agreement:

                (a) the term "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "ACT"), and the declaration or ordering of effectiveness of such registration statement or document;

                (b) the term "REGISTRABLE SECURITIES" means those shares of the Company's Series B Common Stock issued by the Company upon conversion of the convertible promissory note purchased by Hughes pursuant to that certain Subscription Agreement of even date herewith by and between the Company and Hughes (including shares received from the Company with respect to or in replacement of such shares by reason of splits, dividends, combinations and recapitalizations) but excluding any shares which are not "restricted securities" pursuant to Rule 144 or other comparable provision under the Act ("RULE 144") or which may be sold without registration pursuant to Rule 144(k);

                (c) the number of shares of "REGISTRABLE SECURITIES THEN OUTSTANDING" will be determined by the number of shares of Series B Common Stock outstanding which are Registrable Securities;

                (d) the term "HOLDER" means Hughes or any assignee thereof in accordance with SECTION 13;

                (e)  "MARKET VALUE" for any security on any given date means
(i) the average closing price for the prior twenty five (25) trading days for such security on the principal stock exchange on which such security is traded, or (ii) if not so traded, the closing (or, if no closing price is available, the average of the bid and asked prices for each trading day) for such period on the NASDAQ if such security is listed on the NASDAQ, or (iii) if not listed on any exchange or quoted on the NASDAQ, such value as may be mutually agreed by the Company and the Holder, or (iv) if no such agreement can be reached, then the fair market value thereof as determined by an independent nationally recognized investment banking firm selected by investment banking firms representing each of the Company and the Holder(s), respectively. The Company shall pay all costs of all determinations of fair market value by such nationally recognized investment banking firm.

                (f) the term "PRIOR REGISTRATION RIGHTS AGREEMENTS" means, collectively, that certain Registration Rights Agreement dated as of May 8, 1996,
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that certain Registration Rights Agreement dated as of April 8, 1996 and that certain Registration Rights Agreement dated as of August 22, 1996.

        2.      Request for Registration.

       (a) If the Company receives at any time after the earlier of (i) January 1, 1998, or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company in which the aggregate price paid by the public is at least $20,000,000 (other than a registration statement relating either to the sale of securities to employees, directors or consultants of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction) (the "IPO"), a written request from a Holder(s) that the Company file a registration statement under the Act covering the registration of such Holder's or Holders' Registrable Securities then outstanding, then the Company will, within ten days of the receipt thereof, give written notice of such request to all Holders and will, subject to the limitations set forth below, of SUBSECTION 2(b) and of
SECTION 5, effect as soon as practicable, and in any event shall use its best efforts to effect within sixty (60) days of the receipt of such request, a registration statement under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the notice by the Company. Notwithstanding the foregoing, the Company's obligation to effect the requested registration shall be conditioned upon the anticipated aggregate offering price of the Registrable Securities equaling or exceeding $20,000,000.

        (b) If the Holders initiating the registration request pursuant to this Agreement ("INITIATING HOLDERS") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they will so advise the Company as a part of their request made pursuant to this SECTION 2 and the Company will include such information in the written notice referred to in SUBSECTION 2(a). The underwriter will be selected by the Company with prior consultation with the Initiating Holders and will be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder's Registrable Securities in such registration will be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided in this Agreement. All Holders proposing to distribute their securities through such underwriting will (together with the Company as provided in SUBSECTION 6(a)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this SECTION 2, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company or its representative, as the case may be, will so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant to this Agreement, and the number of shares of Registrable Securities that may be included in the underwriting will be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting will not be reduced unless all other securities are first entirely excluded from the underwriting.


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            (c)  The Company is obligated to effect only two such registrations pursuant to this Section 2; provided, however, that the Company shall be deemed to fulfill such obligation only when such registration has become effective and has remained effective for a period of ninety (90) consecutive days, and, provided, further, that the Company will pay all registration expenses in connection with any registration initiated at the request of a Holder to the extent provided below in SECTION 8.

            (d) Notwithstanding the foregoing, if the Company furnishes to Holders requesting a registration statement pursuant to this SECTION 2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company will have the right to defer taking action with respect to such filing for a period of not more than one hundred twenty
(120) days after receipt of the request of the Initiating Holders; provided, however, that during such period, the Company shall not be entitled to file any other registration statement relating to the Company's securities pursuant to any other outstanding registration rights agreement or for any other secondary offering.

            (e)  The Company shall have no obligation to any Holder under this
SECTION 2 with respect to whom the Company has obtained an opinion of counsel, in a form reasonably satisfactory to such Holder, to the effect that the Registrable Securities involved may be immediately sold to the public without registration thereof, whether pursuant to Rule 144 or otherwise.

        3.  Request for S-3 Registration.

            (a) If the Company receives at any time after one (1) year after the effective date of the first registration statement for the Company's IPO, a written request from a Holder(s) that the Company file a registration statement under the Act covering the registration of such Holder's or Holders' Registrable Securities then outstanding, then the Company will, within ten days of the receipt thereof, give written notice of such request to all Holders and will, subject to the limitations set forth below, of SUBSECTION 3(b) and of
SECTION 5, effect as soon as practicable, and in any event shall use its best efforts to effect within sixty (60) days of the receipt of requests representing at least $2,000,000 in aggregate of anticipated offering price of Registrable Securities, a registration statement on Form S-3 under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the notice by the Company. Notwithstanding the foregoing, the Company's obligation to effect the requested registration shall be conditioned upon (i) the anticipated aggregate offering price of the Registrable Securities equaling or exceeding $2,000,000 and (ii) the Company's meeting the then-current eligibility requirements for the use of Form S-3.

            (b) If the Holders initiating the registration request pursuant to this Agreement ("INITIATING S-3 HOLDERS") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they will so advise the Company as a part of their request made pursuant to this SECTION 3 and the

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Company will include such information in the written notice referred to in
SUBSECTION 3(a). The underwriter will be selected by the Company with prior consultation with the Initiating S-3 Holders and will be reasonably acceptable to a majority in interest of the Initiating S-3 Holders. In such event, the right of any Holder to include such Holder's Registrable Securities in such registration will be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating S-3 Holders and such Holder) to the extent provided in this Agreement. All Holders proposing to distribute their securities through such underwriting will (together with the Company as provided in SUBSECTION 6(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of this SECTION 3, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company will so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant to this Agreement, and the number of shares of Registrable Securities that may be included in the underwriting will be allocated among all Holders thereof, including the Initiating S-3 Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting will not be reduced unless all other securities are first entirely excluded from the underwriting.

        (c) Notwithstanding the foregoing, the Company is obligated to effect only two such registrations pursuant to this SECTION 3 during each twelve month period after the first registration statement filed hereunder; provided, however, that the Company shall be deemed to fulfill such obligation only when such registration has become effective and has remained effective for a period of ninety (90) consecutive days, and, provided further, that the Company will pay all registration expenses in connection with any registration initiated at the request of a Holder to the extent provided below in SECTION 8.

        (d) Notwithstanding the foregoing, if the Company furnishes to Holders requesting a registration statement pursuant to this SECTION 3, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company will have the right to defer taking action with respect to such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating S-3 Holders; provided, however, that during such period, the Company shall not be entitled to file any other registration statement relating to the Company's securities pursuant to any other outstanding registration rights agreement or for any other secondary offering.

        (e) The Company shall have no obligation to any Holder under this
SECTION 3 with respect to whom the Company has obtained an opinion of counsel, in a form reasonably satisfactory to such Holder, to the effect that the Registrable Securities involved may be immediately sold to the public without registration thereof, whether pursuant to Rule 144 or otherwise.

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        4. COMPANY REGISTRATION. If (but without any obligation to do so) the
Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company will, at such time, promptly give each Holder written notice of such registration no less than forty-five (45) days prior to the proposed effective date of such registration. Upon the written request of each Holder given within twenty (20) days after notice by the Company, the Company will, subject to the provisions of SECTIONS 5 AND 9, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered. The registration expenses of the Holders of the Registrable Securities incurred pursuant to this SECTION 4 shall be paid by the Company to the extent provided in SECTION 8 below.

        5. PRIOR REGISTRATION RIGHTS AGREEMENTS. Notwithstanding any other provision of this Agreement to the contrary, the Company's obligation to register Registrable Securities hereunder shall be suspended to the extent that such registration (i) in the case of a request pursuant to Section 4 hereof, would reduce the amount of registrable securities requested and entitled to be included in such registration statement by any holder granted registration rights pursuant to a Prior Registration Rights Agreement or (ii) in the case of a request pursuant to Section 2, 3 or 4 hereof, could result in such registration being declared effective within 120 days of the effective date of any registration effected pursuant to Section 2 of any of the Prior Registration Rights Agreements. If less than all of the Registrable Securities requested by the Holders may be included in any registration statement as a result of the foregoing sentence, the Registrable Securities so included shall be apportioned pro rata among such Holders. The rights of the Holders arising pursuant to this Agreement shall be subject in all respects to the rights of the holders of registration rights granted pursuant to any of the Prior Registration Rights Agreements.

        6. OBLIGATIONS OF THE COMPANY. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company will, as expeditiously as reasonably possible, but subject in each instance to the limitations set forth in Section 5 hereof:

           (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, subject to applicable law, keep such registration statement effective until such time as the Company has filed and had declared effective an S-3 registration statement, and in the case of an S-3 registration statement filed pursuant to SECTION 3, to keep such registration statement effective to the extent permitted by and subject to applicable law.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the

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provisions of the Act with respect to the disposition of all securities covered by such registration statement.

        (c) Furnish to the Holders such numbers of copies of the registration statement, each amendment and supplement thereto, the prospectus included in such registration statement, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

        (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as will be reasonably requested by the Holders, and take all such actions reasonably necessary or advisable to enable the disposition of the Registrable Securities of the Holder in such jurisdictions as the Registrable Securities covered by the Registration Statement are intended to be sold; provided that the Company will not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; and use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities (other than the Federal Communications Commission) as may be necessary to enable the Holders thereof to consummate the disposition of the Registrable Securities.

        (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting will also enter into and perform its obligations under such an agreement.

        (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and prepare and furnish to each Holder copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to prospective purchasers of Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading.

        (g) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement if such securities are being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting



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registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

        (h) Cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed.

        (i) Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement.

        (j) Make available for inspection by any Holder participating in such registration, any underwriter participating in any disposition pursuant to such registration statement and one counsel, accountant or other agent retained by such Holders or any such one counsel selected by Hughes on behalf of the Holders as a group, all financial and other records, pertinent corporate documents and properties of the Company reasonably requested, and cause the Company's officers, directors, employees and Independent accountants to supply information reasonably requested by any Holder or any such underwriter, attorney, accountant or agent in connection with such registration statement, provided that the Company shall be under no obligation to disclose proprietary or privileged information that is not required to be disclosed in such registration statement or any prospectus in connection therewith.

        (k) Advise the Holders participating in such registration after it shall receive notice or obtain knowledge thereof, of the Issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

        (l) Within a reasonable period prior to the filing of any registration statement or prospectus, or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to the Holders participating in such registration and, except with respect to any registration pursuant to
SECTION 4, refrain from filing any such registration statement, prospectus, amendment or supplement to which one counsel, selected by Hughes on behalf of the Holders as a group, shall have reasonably objected to on the grounds that such document does not comply in all material respects with the requirements of the Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under the applicable federal or state law and such filing will not violate applicable laws.

        (m) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full fiscal quarter after the effective date of the registration statement, which

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earnings statement shall satisfy the provisions of Section 11(a) of the Act and
Rule 158 thereunder.

     7.  Furnishing of Information.

         (a) It will be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder will furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as will be required to effect the registration of such Holder's Registrable Securities.

         (b) The Company will have no obligation with respect to any registration requested pursuant to SECTIONS 2 OR 3 if, due to the operation of SUBSECTION 7(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in SUBSECTIONS 2(a) OR 3(a).

     8. Expenses of Registration. The Company shall bear all expenses other than Selling Holder Expenses (defined below) incurred in any Registration, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), messenger and delivery expenses, fees and expenses of complying with federal and state securities and blue sky laws, printing expenses and fees and disbursements of the independent certified public accountants (including for any special audits), fees for the Company's counsel and fees for one counsel for the Holders, as a group (to be selected by Hughes). Each Selling Holder shall bear his or her equitable share of any Selling Holder Expenses. "SELLER HOLDER EXPENSES" shall consist of (i) Selling Holder's legal costs (except for the one counsel provided to the Holders as a group by Company) and (ii) any proportionate share of brokerage or underwriting fees, expenses or commissions.

     9. Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company will not be required under SECTION 4 to include any of the Holder's securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters). If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters advise the Company in writing in their sole discretion is compatible with the success of the offering, then the Company will be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as will mutually be agreed to by such selling shareholders) but, subject to the rights of the holders of registration rights granted pursuant to the Prior Registration Rights

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Agreements, in no event will (i) the amount of securities of the selling shareholders included in the offering be reduced below 30% of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling shareholders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included or (ii) notwithstanding (i) above, any shares being sold by a shareholder exercising a demand registration right similar to that granted in SECTIONS 2 OR 3 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a Holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons will be deemed to be a single "SELLING SHAREHOLDER," and any pro-rata reduction with respect to such "SELLING SHAREHOLDER" will be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "SELLING SHAREHOLDER," as defined in this sentence.

        10. Delay of Registration. No Holder will have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to SECTION 4 as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

        11. Indemnification. If any Registrable Securities are included in a registration statement under this Agreement:

            (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, their respective partners, officers, employees, directors and agents, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation of the Act, the 1934 Act, state securities laws or any rule or regulation promulgated under the Act, or the 1934 Act or state securities laws; and the Company will pay to each such Holder, underwriter or controlling person, any legal or other expenses reasonably incurred by them (as incurred) in connection with investigating or defending any such loss, claim, damage, liability, or action: provided, however, that the indemnity agreement contained in this SUBSECTION 11(a) will not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld or delayed), nor will the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation

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(other than alleged violations) as ultimately determined by a final judgment of a court of competent jurisdiction which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder.

        (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers and agents who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation (other than alleged violations), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration as ultimately determined by a final judgment of a court of competent jurisdiction; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 11(b) (as incurred), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 11(b) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent will not be unreasonably withheld or delayed; provided that in no event will any indemnity under this subsection 11(b) exceed the net proceeds from the offering received by such Holder.

        (c) Promptly after receipt by an indemnified party under this Section 11 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 11, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party will have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) will have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party is inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, will relieve such indemnifying party of any liability to the indemnified party under this Section 11, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 11. The payments required by this Section 11 will be made periodically throughout the course of investigation or defense, as and when bills are

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received or expenses incurred, provided that the indemnified party seeking reimbursement of expenses hereunder undertakes in a writing reasonably satisfactory to the indemnifying party, to repay all amounts previously paid over to the indemnified party if it is ultimately determined (by a final judgment of a court of competent jurisdiction) that such party is not entitled to indemnification hereunder.

                (d) If the indemnification provided for in this Section 11 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party to this Agreement, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement will control.

                (f)     The obligations of the Company and Holders under this
Section 11 will survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

        12. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety
(90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the SEC, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

        13. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by a Holder to (i) transferee(s) or assignee(s) of such securities who, after such assignment or transfer, holds Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) with an aggregate Market Value of at least $500,000 or (ii) transferee(s) or assignee(s) of such securities who, after such assignment or transfer, holds all of the Registrable Securities of the transferring Holder, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee(s) or assignee(s) and the securities with respect to which such registration rights are being assigned.

        14. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS.

            (a) From and after the date of this Agreement, the Company will not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (i) to include such securities in any registration filed under SECTION 2, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (ii) to make a demand registration which could result in such registration statement being declared effective within 120 days of the effective date of any registration effected pursuant to SECTION 2.

            (b) From and after the date of this Agreement, if the Company grants any person rights (i) to demand that the Company register securities of the Company under the 1933 Act or (ii) to have securities of the Company included in a Registration Statement, which are more favorable than these registration rights provisions in any regard (including, without limitation, those relating to the expenses to be borne by the Company), the rights granted herein shall be deemed to be amended to include such more favorable rights in addition to these set forth herein.

        15. "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that if an offering is made by means of a proposed underwriting, during the period of duration specified by the Company and an underwriter of Series B Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it will not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Series B Common Stock included in such registration, not to exceed 180 days in the case of the Company's IPO and not to exceed 90 days in the case of all subsequent registration statements for underwritten offerings; provided, however, that all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements; provided, however, that notwithstanding the foregoing, the Holders shall be afforded at least 90 consecutive days in each 12 month period in which Holders shall not be subject to the restrictions of this SECTION 15.

        In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

        16. Termination of Registration Rights. No Holder will be entitled to exercise any right provided for in this Agreement after the later of (i) December 31, 2000 or (ii) three years after the date of a Qualified Public Offering, as defined in the Company's Restated Certificate of Incorporation.

        17. Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the Holders to include Registrable Securities in a registration undertaken pursuant hereto. However, nothing in this Agreement shall limit the Company's ability to register, offer and sell securities.

        18. Amendments. The approval by Holders of at least 75% in interest of the Registrable Securities then outstanding hereunder shall be required to amend, modify or waive the provisions of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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
        IN WITNESS WHEREOF, the Company and Hughes have executed this Agreement on this 29th day of October, 1996.


                                        HUGHES NETWORK SYSTEMS, INC.


                                        By: /s/ Pradman Kaul
                                           ----------------------------------
                                        Its: President & COO


                                        Address: HNS-Attn: Sheldon Fisher-DCM
                                                 11717 Exploration Ln.
                                                 Germantown, MD 20876


                                        NEXTWAVE TELECOM INC.


                                        By: Allen Salmasi
                                           ---------------------------------
                                        Its: CEO & President


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